Exhibit 99.1 1 U.S. CONCRETE ANNOUNCES 2016 FIRST QUARTER RESULTS First Quarter 2016 Highlights Compared to First Quarter 2015 • Adjusted earnings per diluted share increased 158.3% to $0.31 • Adjusted EBITDA increased 57.2% to $25.6 million • Adjusted EBITDA margin improved 100 basis points to 10.5% • Consolidated revenue increased 43.0% to $245.0 million • Ready-mixed concrete revenue increased 44.5% to $224.1 million • Ready-mixed concrete average sales price improved 4.5% to $126.44 per cubic yard • Ready-mixed concrete material spread increased 2.1% from $61.47 per cubic yard to $62.78 per cubic yard • Aggregate products revenue increased 70.0% to $15.1 million • Aggregate products average sales price improved 14.4% to $11.38 per ton • Free cash flow improved to $6.8 million from a deficit of $2.1 million • Acquired two strategically positioned ready-mixed concrete operations which further strengthened the Company’s position in attractive existing markets, including the greater New York Metropolitan area and northern Texas EULESS, TEXAS – May 5, 2016 – U.S. Concrete, Inc. (NASDAQ: USCR), a leading producer of construction materials in select major markets across the United States, today reported results for the first quarter ended March 31, 2016. In the first quarter of 2016, Adjusted EBITDA increased to $25.6 million, compared to $16.3 million in the prior year quarter. Adjusted EBITDA margin as a percentage of revenue improved to 10.5%, compared to 9.5% in the prior year quarter. William J. Sandbrook, President and Chief Executive Officer of U.S. Concrete, stated, “During the first quarter of 2016 we significantly grew revenue, improved profitability and further enhanced our footprint through a combination of organic growth and strategic acquisitions. Our leadership positions in high growth markets enabled us to achieve our 20th straight quarter of year-over-year ready-mix price increases. The underlying demand trends in our major ready-mix markets remain robust with organic ready-mix volume increasing 18.4%. Additionally, value enhancing acquisitions in the preceding fifteen months helped contribute to our 38.1% increase in ready-mix volume in the first quarter as well. In the first quarter of 2016, we completed two strategic acquisitions which strengthened our existing operations in New York and northern Texas.” Mr. Sandbrook continued, “The collective expansion of our operations and excellent execution of our operating strategy drove a 57.2% increase in Adjusted EBITDA to $25.6 million representing 100 basis points of Adjusted EBITDA

2 margin improvement. Concurrently, we delivered a very solid free cash flow of $6.8 million in the first quarter of 2016 compared to a free cash flow deficit of $2.1 million for the same period last year. As we look forward to the balance of 2016, our backlog continues to grow, the regions in which we operate remain vibrant and our acquisition pipeline continues to provide further opportunities for continued, disciplined and accretive growth in both of our scalable ready-mix concrete and aggregate platforms." FIRST QUARTER 2016 RESULTS COMPARED TO FIRST QUARTER 2015 Consolidated revenue increased 43.0% to $245.0 million, compared to $171.3 million in the prior year quarter. Revenue from the ready-mixed concrete segment increased $69.0 million, or 44.5% compared to the prior year quarter, driven by both volume and pricing. The Company’s ready-mixed concrete sales volume was 1.8 million cubic yards, up 38.1% compared to the prior year quarter. Ready-mixed concrete average sales price per cubic yard increased $5.40, or 4.5%, to $126.44 compared to $121.04 in the prior year quarter. Ready-mixed concrete material spread increased 2.1% from $61.47 per cubic yard in the prior year quarter to $62.78 for the first quarter of 2016. Ready-mixed concrete material spread percentage was lower by 120 basis points in the first quarter of 2016 compared to the prior year quarter. The decline was due to extremely wet weather in our California operations which caused a volume mix shift to lower margin geographies. Sequentially, ready- mixed concrete material spread margin increased by 80 basis points. Aggregate products sales volume was 1.2 million tons, up 55.0% compared to the prior year quarter. Aggregate products average sales price increased $1.43 per ton to $11.38 compared to $9.95 in the prior year quarter. Ready-mix backlog at the end of the quarter was approximately 6.5 million cubic yards, up 28.8% compared to the end of the prior year quarter. Consolidated gross profit increased $14.7 million to $46.3 million with a 50 basis point expansion in gross margin to 18.9% compared to the prior year quarter. Selling, general and administrative (“SG&A”) expenses were $23.2 million compared to $17.9 million in the prior year quarter. As a percentage of revenue, SG&A expenses were 9.5%, compared to 10.5% in the prior year quarter. Excluding non-cash stock compensation, acquisition related professional fees, and officer severance, SG&A was 8.6% of revenue compared to 9.2% in the prior year quarter. Consolidated adjusted EBITDA of $25.6 million increased $9.3 million, with a 100 basis point expansion in margin, compared to the prior year quarter. Ready-mixed concrete adjusted EBITDA increased 34.9% to $27.8 million. Aggregate products adjusted EBITDA increased to $2.9 million compared to $0.2 million in the prior year quarter. Adjusted net income was $5.0 million, or $0.31 per diluted share, compared to $1.7 million, or $0.12 per diluted share, in the prior year quarter including the impact of a normalized tax rate of 40%. Adjusted net income in the first quarter of 2016 excludes non-core items such as a $12.8 million non-cash loss related to derivatives attributable to the fair value changes in the Company's warrants. This compares to a non-cash derivative loss of $11.5 million during the first quarter of 2015. These non-cash derivative losses were due to the increase in the price of the Company's stock during each respective period. Including the impact of the derivative loss as well as non-cash stock compensation and acquisition-related professional

3 fees, net loss calculated in accordance with GAAP was $10.0 million, or $0.68 loss per diluted share, compared to net loss of $10.5 million, or $0.77 loss per diluted share, in the first quarter of 2015. Cash provided by operating activities in the first quarter of 2016 was $17.8 million compared to cash provided by operating activities in the prior year quarter of $0.9 million. The Company’s free cash flow in the first quarter of 2016 was $6.8 million, compared to a deficit of $2.1 million in the prior year quarter, with the improvement mainly due to higher cash provided by operating activities which more than offset additional cash used for purchases of property, plant and equipment. At March 31, 2016, the Company had cash and cash equivalents of $8.8 million and total debt of $296.5 million, resulting in net debt of $287.6 million. The net debt increased by $16.0 million from December 31, 2015, largely as a result of draws under the Company's revolving credit facility used to fund acquisitions completed since the beginning of 2016, as well as financing of the purchase of additional mixer trucks and mobile equipment. We had $94.6 million of unused availability under our revolving credit facility as of March 31, 2016. ACQUISITIONS In February 2016, the Company acquired the assets of Greco Brothers Concrete of L.I., Inc ("Greco"), a ready-mixed concrete producer located in Brooklyn, NY, with an established and respected market presence serving commercial and residential high-rise projects in the boroughs of Manhattan, Brooklyn, Staten Island and Queens. The Greco transaction added two ready-mixed concrete plants and a fleet of 37 mixer trucks which are being integrated into U.S. Concrete's existing New York operations. In March 2016, the Company acquired Strickland Bridge, Inc. (“Strickland”) of Haskell, TX, adding one concrete batch plant and a fleet of six mixer trucks. Strickland provides a good fit with the Company’s northern Texas growth strategy and expands operations near the growing Abilene, Texas market with an enhanced ability to offer superior service and high quality materials. CONFERENCE CALL AND WEBCAST DETAILS U.S. Concrete will host a conference call on Thursday, May 5, 2016 at 10:00 a.m. Eastern time (9:00 a.m. Central), to review its first quarter 2016 results. To participate in the call, please dial (877) 312-8806 – Conference ID: 95567816 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A live webcast will be available on the Investor Relations section of the Company's website at www.us-concrete.com. Please visit the website at least 15 minutes before the call begins to register, download and install any necessary audio software. A replay of the conference call and archive of the webcast will be available shortly after the call under the investor relations section of the Company’s website at www.us-concrete.com.

4 USE OF NON-GAAP FINANCIAL MEASURES This press release uses the non-GAAP financial measures “adjusted EBITDA,” “adjusted net income (loss),” “adjusted net income from continuing operations,” “adjusted net income from operations before income taxes,” "normalized income tax expense," “adjusted EBITDA margin,” “free cash flow” and “net debt.” The Company has included adjusted EBITDA and adjusted EBITDA margin in this press release because it is widely used by investors for valuation and comparing the Company’s financial performance with the performance of other building material companies. The Company also uses adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of its operations. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes, and thus does not reflect the funds actually available for capital expenditures. In addition, the Company’s presentation of adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures that other companies report. The Company considers free cash flow to be an important indicator of its ability to service debt and generate cash for acquisitions and other strategic investments. The Company believes that net debt is useful to investors as a measure of its financial position. The Company presents adjusted net income (loss) from continuing operations, normalized income tax expense, adjusted net income from continuing operations before taxes, adjusted net income (loss) from continuing operations per share, and adjusted net income from continuing operations before income taxes per share to provide more consistent information for investors to use when comparing operating results for the first quarter of 2016 to the first quarter of 2015. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. See the attached “Additional Statistics” for reconciliation of each of these non-GAAP financial measures to the most comparable GAAP financial measures for the quarters ended March 31, 2016 and 2015. ABOUT U.S. CONCRETE U.S. Concrete serves the construction industry in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 146 standard ready-mixed concrete plants, 16 volumetric ready-mixed concrete facilities, and 14 producing aggregates facilities. During 2015, U.S. Concrete sold approximately 7.0 million cubic yards of ready-mixed concrete and approximately 4.9 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements regarding: the expansion of the business; the opportunities and results of our acquisitions; the prospects for growth in new and existing markets; encouraging nature of volume and pricing increases; the business levels of our existing markets; ready-mixed concrete backlog; ability to maintain our cost structure and monitor fixed costs; ability to maximize liquidity, manage variable costs, control capital spending and monitor working capital usage; and the adequacy of current liquidity. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions; the level of activity in the construction industry; the ability of U.S. Concrete to complete acquisitions and to effectively integrate the operations of acquired companies; development of adequate management infrastructure; departure of key personnel; access to labor; union disruption; competitive factors;

5 government regulations; exposure to environmental and other liabilities; the cyclical and seasonal nature of U.S. Concrete's business; adverse weather conditions; the availability and pricing of raw materials; the availability of refinancing alternatives; and general risks related to the industry and markets in which U.S. Concrete operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2015. (Tables Follow)

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three Months Ended March 31, 2016 2015 Revenue $ 245,045 $ 171,338 Cost of goods sold before depreciation, depletion and amortization 198,758 139,786 Selling, general and administrative expenses 23,163 17,908 Depreciation, depletion and amortization 11,641 8,279 Loss on revaluation of contingent consideration 1,247 — Loss (gain) on sale of assets 101 (63) Income from operations 10,135 5,428 Interest expense, net (5,700) (5,153) Derivative loss (12,780) (11,499) Other income, net 497 443 Loss from continuing operations before income taxes (7,848) (10,781) Income tax expense (benefit) 1,991 (74) Loss from continuing operations (9,839) (10,707) (Loss) income from discontinued operations, net of taxes (188) 223 Net loss $ (10,027) $ (10,484) Basic and diluted (loss) income per share: Loss from continuing operations $ (0.67) $ (0.79) (Loss) income from discontinued operations, net of taxes (0.01) 0.02 Net loss per share – basic and diluted $ (0.68) $ (0.77) Weighted average shares outstanding: Basic and diluted 14,789 13,560

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) March 31, 2016 December 31, 2015 (Unaudited) (Restated) ASSETS Current assets: Cash and cash equivalents $ 8,835 $ 3,925 Trade accounts receivable, net of allowances of $5,407 and $6,125 as of March 31, 2016 and December 31, 2015, respectively 158,047 171,256 Inventories 38,056 36,726 Prepaid expenses 9,398 4,243 Other receivables 6,619 7,765 Other current assets 1,957 2,374 Total current assets 222,912 226,289 Property, plant and equipment, net of accumulated depreciation, depletion, and amortization of $110,332 and $102,479 as of March 31, 2016 and December 31, 2015, respectively 258,087 248,123 Goodwill 113,750 100,204 Intangible assets, net 94,094 95,754 Deferred income taxes 8,459 6,026 Other assets 5,414 5,301 Total assets $ 702,716 $ 681,697 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 80,890 $ 80,419 Accrued liabilities 73,508 85,854 Current maturities of long-term debt 10,052 9,386 Derivative liabilities 73,716 67,401 Total current liabilities 238,166 243,060 Long-term debt, net of current maturities 286,418 266,214 Other long-term obligations and deferred credits 44,100 38,416 Total liabilities 568,684 547,690 Commitments and contingencies Equity: Preferred stock — — Common stock 16 16 Additional paid-in capital 211,129 201,015 Accumulated deficit (58,184) (48,157) Treasury stock, at cost (18,929) (18,867) Total stockholders’ equity 134,032 134,007 Total liabilities and equity $ 702,716 $ 681,697

8 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Three Months Ended March 31, 2016 2015 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (10,027) $ (10,484) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation, depletion and amortization 11,641 8,279 Debt issuance cost amortization 538 437 Amortization of discount on long-term incentive plan and other accrued interest 118 87 Net loss on derivative 12,780 11,499 Net loss on revaluation of contingent consideration 1,247 — Net loss (gain) on sale of assets 101 (63) Excess tax benefits from stock-based compensation (2,215) — Deferred income taxes 499 (343) Provision for doubtful accounts and customer disputes 335 1,051 Stock-based compensation 1,377 851 Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable 13,233 476 Inventories (1,244) 1,611 Prepaid expenses and other current assets (3,385) (2,285) Other assets and liabilities (72) 120 Accounts payable and accrued liabilities (7,101) (10,304) Net cash provided by operating activities 17,825 932 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (11,220) (3,546) Payments for acquisitions, net of cash acquired (18,681) (16,348) Proceeds from disposals of property, plant and equipment 37 469 Proceeds from disposal of businesses 125 — Net cash used in investing activities (29,739) (19,425) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings 84,956 5 Repayments of revolver borrowings (64,956) (5) Proceeds from exercise of stock options and warrants 57 13 Payments of other long-term obligations (2,943) (2,250) Payments for other financing (2,324) (1,684) Debt issuance costs (119) — Excess tax benefits from stock-based compensation 2,215 — Other treasury share purchases (62) (402) Net cash provided by (used in) financing activities $ 16,824 $ (4,323) NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 4,910 (22,816) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 3,925 30,202 CASH AND CASH EQUIVALENTS AT END OF PERIOD 8,835 7,386

9 U.S. CONCRETE, INC. ADDITIONAL STATISTICS (Unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Free Cash Flow for the quarters ended March 31, 2016 and 2015, and Net Debt as of March 31, 2016 and December 31, 2015 and (2) corresponding reconciliations to GAAP financial measures for the quarters ended March 31, 2016 and 2015 and as of March 31, 2016 and December 31, 2015. We have also provided below (1) the impact of non-cash stock compensation expense, derivative losses, acquisition-related professional fees, officer severance, non-cash gain (loss) on revaluation of contingent consideration and normalized income tax expense on net income (loss) and net income (loss) per share and (2) corresponding reconciliations to GAAP financial measures for the quarters ended March 31, 2016 and 2015. We have also shown below certain statistics for the quarters ended March 31, 2016 and 2015. We define adjusted EBITDA as our net income (loss) from continuing operations, plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, non-cash stock compensation expense, derivative (gain) loss, gain (loss) on revaluation of contingent consideration, acquisition-related professional fees, and officer severance. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. We define gross profit as income (loss) from continuing operations excluding depreciation, depletion and amortization, selling and general administrative expenses, non-cash gain (loss) on revaluation of contingent consideration, and gain (loss) on sale of assets. We define gross profit percentage as the amount determined by dividing gross profit by total revenue. We believe that gross profit and gross profit percentage are useful to investors as a measure of our financial performance. We define adjusted net income (loss) from continuing operations and adjusted net income (loss) from continuing operations per share as net income (loss) and net income (loss) per share excluding (i) non-cash stock compensation expense, (ii) derivative loss, (iii) non- cash gain (loss) on revaluation of contingent consideration, (iv) acquisition-related professional fees, and (v) officer severance and including normalized income tax expense (benefit). We present normalized income tax expense, adjusted net income (loss) from continuing operations and adjusted net income (loss) from continuing operations per share to provide more consistent information for investors to use when comparing operating results for the quarters ended March 31, 2016 and 2015. We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

10 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE OPERATING AND FINANCIAL INFORMATION (In thousands, except average price amounts) (Unaudited) Three Months Ended Year-Over- March 31, Year % 2016 2015 Change Ready-Mixed Concrete Average price per cubic yard (in dollars) $ 126.44 $ 121.04 4.5% Volume in cubic yards 1,764 1,277 38.1% Aggregate Products Average price per ton (in dollars) $ 11.38 $ 9.95 14.4% Sales volume in tons 1,198 773 55.0% Ready-Mixed Concrete Organic Year-Over-Year Growth (Like-for-Like) Average price per cubic yard (in dollars) 1.0% Volume in cubic yards 18.4% Three Months Ended March 31, 2016 2015 Gross Profit: Income from operations $ 10,135 $ 5,428 Add: Depreciation, depletion and amortization 11,641 8,279 Add: Selling, general and administrative expenses 23,163 17,908 Add: Non-cash loss on revaluation of contingent consideration 1,247 — Add: Loss (gain) on sale of assets 101 (63) Gross profit $ 46,287 $ 31,552 Gross profit percentage 18.9% 18.4%

11 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE OPERATING AND FINANCIAL INFORMATION (Unaudited) (in thousands) Three Months Ended March 31, 2016 2015 Revenue: Ready-mixed concrete Sales to external customers $ 224,089 $ 155,044 Aggregate products Sales to external customers 7,859 5,231 Intersegment sales 7,286 3,679 Total aggregate products 15,145 8,910 Total reportable segment revenue 239,234 163,954 Other products and eliminations 5,811 7,384 Total revenue $ 245,045 $ 171,338 Reportable Segment and Total Adjusted EBITDA: Ready-mixed concrete $ 27,755 $ 20,570 Aggregate products 2,924 177 Total reportable segment Adjusted EBITDA 30,679 20,747 Other products and eliminations 2,813 1,609 Corporate (9,972) (8,206) Non-cash stock compensation expense 1,377 851 Acquisition-related professional fees 747 926 Officer severance — 385 Total Adjusted EBITDA $ 25,644 $ 16,312 Adjusted EBITDA margin 10.5% 9.5% Reconciliation Of Total Adjusted EBITDA To Loss From Continuing Operations Before Income Taxes: Total Adjusted EBITDA $ 25,644 $ 16,312 Depreciation, depletion and amortization (11,641) (8,279) Interest expense, net (5,700) (5,153) Derivative loss (12,780) (11,499) Non-cash loss on revaluation of contingent consideration (1,247) — Non-cash stock compensation expense (1,377) (851) Acquisition-related professional fees (747) (926) Officer severance — (385) Loss from continuing operations before income taxes $ (7,848) $ (10,781)

12 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE OPERATING AND FINANCIAL INFORMATION (In thousands, except net income (loss) per share) (Unaudited) Three Months Ended March 31, 2016 2015 Adjusted Net Income from Continuing Operations and EPS Loss from continuing operations before income taxes $ (7,848) $ (10,781) Add: Derivative loss 12,780 11,499 Add: Non-cash stock compensation expense 1,377 851 Add: Acquisition-related professional fees 747 926 Add: Officer severance — 385 Add: Non-cash loss on revaluation of contingent consideration 1,247 — Adjusted income from continuing operations before income taxes 8,303 2,880 Normalized income tax expense(1) 3,321 1,152 Adjusted net income from continuing operations $ 4,982 $ 1,728 Loss from continuing operations before income taxes per diluted share(2) $ (0.53) $ (0.80) Impact of derivative loss 0.80 0.81 Impact of non-cash stock compensation expense 0.09 0.06 Impact of acquisition-related professional fees 0.05 0.06 Impact of officer severance — 0.03 Impact of non-cash loss on revaluation of contingent consideration 0.08 — Adjusted income from continuing operations before income taxes 0.52 0.20 Normalized income tax expense 0.21 0.08 Adjusted net income from continuing operations per diluted share $ 0.31 $ 0.12 Free Cash Flow Reconciliation Net cash provided by operating activities $ 17,825 $ 932 Less: capital expenditures (11,220) (3,546) Plus: proceeds from the sale of property, plant and equipment 37 469 Plus: proceeds from the disposal of business units 125 — Free Cash Flow $ 6,767 $ (2,145) Net Debt Reconciliation As of As of March 31, 2016 December 31, 2015 Total debt, including current maturities and capital lease obligations $ 296,470 $ 275,600 Less: cash and cash equivalents 8,835 3,925 Net Debt $ 287,635 $ 271,675 (1) Assumes a normalized effective tax rate of 40% in both periods. (2) Loss from continuing operations before income taxes per diluted share for the three months ended March 31, 2016 excludes common stock equivalents of 1.1 million shares for our warrants and 0.1 million shares from our restricted stock as their impact is anti-dilutive based on the net loss for the period, however are included in adjusted net income from continuing operations per diluted share. Loss from continuing operations before income taxes per diluted share for the three months ended March 31, 2015 excludes common stock equivalents of 0.5 million shares for our warrants and 0.2 million shares from our restricted stock as their impact is anti-dilutive based on the net loss for the period, however are included in adjusted net income from continuing operations per diluted share. Contact: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com